As filed with the Securities and Exchange Commission on August 20, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – June 30, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

Lebenthal Lisanti Small Cap Growth Fund

Semi-Annual Report
June 30, 2015
(Unaudited)

LEBENTHAL LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

Dear Shareholder,

The first half of 2015 saw strength in the small cap growth end of the market.  The Russell 2000 Growth Index, the Lebenthal Lisanti Small Cap Growth  Fund’s benchmark, increased 8.72% for this fiscal period ending June 30, 2015. This was among the highest return of any of the public U.S. equity indices, as smaller capitalization growth stocks benefitted in the first half from being more domestically focused, and not as negatively impacted by the stronger dollar; they also were the area that had the strongest earnings growth.  The Fund significantly outperformed its benchmark, increasing 13.24% in the first half of the year.

The Fund had only two sectors that did not contribute positively to performance—Energy and Utilities—in the first half of the year.  The strongest contributors to performance were Information Technology, Financials, and Consumer Discretionary.  In the Information Technology sector, we benefitted from our overweight of the sector as well as stock selection.

Our investment process, as you know, seeks to identify companies whose stocks are undervalued relative to their growth prospects.  These can be companies newly public, or companies that have been public for a while but have new strategies or new management or new products that we believe will accelerate growth.  We had some very strong performers which contributed to performance in the first half of 2015, and several of them are good illustrations of our process:

-Skechers, U.S.A.  Skechers is what we would call a “turnaround” and an  example of the kind of stock we seek to find.  The company has been public for a number of years, but has had an uneven history of execution; the company had suffered previously from too much reliance on one type of shoe and had had a number of earnings misses as a result.  Our research indicated that “this time was different.” As we did our work we discovered that Skechers had a wide variety of new, mid priced sneakers and comfort shoes that were being well received by a broad range of consumers. Thus, there was no one product that would be an extreme driver of performance.  The management team had spent a lot of time and money investing in infrastructure, both here and internationally, in order to grow smoothly; this had depressed margins, and the company was beginning to see the operating leverage as those expenses slowed.  The story was not well liked by Wall Street Analysts and investors because of its past issues, and so we believed it was priced too cheaply for its growth prospects.  We believed that as the company began to deliver stronger earnings growth, the price/earnings ratio would increase, which is what happened this year.

-Adeptus Health, Inc. is again a typical example of the kind of stock we look for. Adeptus is new; the company came public in the summer of 2014.  They operate freestanding emergency clinics, mostly in suburban locations, in several states.  It is a bit of a new concept and seeks to take advantage of the changes in healthcare delivery and insurance programs.  We knew the CEO from his prior life as a member of the senior management team of another public compan. Again, we believed that the company had significant earnings potential and, as that became evident, and the story became better known, the price /earnings ratio would increase.

1

LEBENTHAL LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

However, we also had our disappointments in the first half of the year:

Spectranetics is a medical device company that we have owned for some time.  The company has a strong new product portfolio  that should drive growth; however, the core business was impacted by new competition to a much greater degree than we anticipated.

Zumiez, Inc. is a retailer of young men and women’s action sports apparel.  The company has a very differentiated product line and historically has had a lot of different sales drivers, but it is more focused on men than women’s apparel, and is struggling with traffic and conversions in the current very difficult retail environment.

We made two fairly significant changes in sector weights in the portfolio in the first half of the year.  We decreased our weighting in the Industrials sector and increased our weighting in Financials, Information Technology, and Healthcare.  We decreased Industrials because a number of the companies in which we were invested had benefitted from the rise of the energy industry in the United States.  While we are long term believers that this sector will continue to grow, the sharp drop in the price of crude has created some headwinds that may lower growth prospects.  We see greater opportunity in the Healthcare and Financial sectors—there are a number of significant changes occurring in the delivery of healthcare, for instance, that create opportunities, just as there are a number of significant changes in consumer lending and banking that create opportunities for smaller nimble companies who offer new, innovative ways of doing banking or lending.

We look at our investment universe through the prism of change and innovation.  The smaller capitalization end of the stock market is much more “a market of stocks” than “a stock market,” since individual company fortunes will vary widely, depending on internal drivers such as management’s ability to execute, new product introductions, etc. We believe that earnings growth for this asset class is driven much more to creativity and innovation than it is to economic growth, particularly in this cycle.

In almost four decades of researching and investing in smaller growth companies, our observation is that the United States tends to come out of recessions in a unique manner; we innovate our way out.  In the aftermath of a recession, new ways of doing things rise to the forefront.  This is particularly true when we have a generational shift occurring as well— such as now, as the Millennials take over from the Baby Boomers in entering the work force, flexing their political muscle, and becoming the incremental force in consumer spending, for instance.  New ways of doing things almost always start small—smaller companies tend to be the innovators in our economy.  Why is that?  We can cite a number of reasons—in some cases, necessity is the mother of invention—for instance, the smaller energy companies did not have the ability to leave the U.S. when the majors decided there was no more oil left here.  So they had to figure out a way to get the oil that was left here out of the ground, in a cost effective manner.  So began horizontal drilling and fracking, and voila: the shale revolution.  In some cases, it’s because the smaller companies are founded or staffed by younger people who have unique leading edge skills. For instance, those scientists who have the skills necessary to do the genetically based biotechnology that forms the basis for today’s big blockbuster drugs generally want to work for the smaller, leading edge biotech companies as opposed to the large drug companies, which is why these new drugs are coming from the smaller companies.

2

LEBENTHAL LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

We have seen new innovations take hold after every recession we have witnessed—the  Internet began after the recession in the early 1990’s, as did the entry of electronics into automobiles, and cell phones—but generally they have been focused on one or two areas of the economy.  This is the first time we have seen innovation across almost every industry we research.  We have two “takeaways” from this: the first is that we have never seen more change occurring in the economy than we see now.  Domestically, we have the advent of Obamacare which is creating enormous changes in the healthcare system; we have the rise of energy production in the U.S. and subsequent drop in the price of energy; we have the entrenchment of the internet as the preferred form of communication (twitter, snapchat, etc.); we have the changes occurring in manufacturing due to the rise of 3D printing. . .to name just a few!  The second “takeaway” is that changes of this nature usually bring problems and challenges, but also opportunity: if a company can create a solution to the problem or help address the challenge, it often has a significant opportunity to grow.

Our research on small growth companies leads us to conclude that the returns we have seen are grounded in fundamentals.  These companies have opportunities to grow earnings and revenues at rates well above that of the average company; their outlook is determined by their ability to mine these new opportunities that they have found and their ability to execute on their business plans. Thus, despite their potential for higher volatility, we remain positive on the outlook for smaller growth companies.  We believe that 2015 will turn out to be another “stockpicker’s market.”  We continue to work hard on your behalf and thank you for investing in the Fund.

Sincerely,

Mary Lisanti, CFA
President & Portfolio Manager

3

LEBENTHAL LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

IMPORTANT RISKS AND DISCLOSURES

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund invests in smaller companies, which carry greater risk than is associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. One cannot invest directly in an index.

The views in this report were those of the Fund manager as of June 30, 2015, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. All current and future holdings of the Fund are subject to risk and are subject to change.

Effective March 2, 2015, the Fund changed its Adviser, formerly, AH Lisanti Capital Growth, LLC, to Lebenthal Lisanti Capital Growth, LLC, and its name, formerly the Adams Harkness Small Cap Growth Fund.

4

LEBENTHAL LISANTI SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2015

Shares		Security Description	Value

Common Stock - 94.9%
Apparel & Luxury Goods - 1.7%
	7,012	G-III Apparel Group, Ltd. (a)	$493,294

Biotechnology - 3.1%
	8,494	ACADIA Pharmaceuticals, Inc. (a)	355,729
	25,695	MiMedx Group, Inc. (a)	297,805
	4,016	TESARO, Inc. (a)	236,100
			889,634
Business Services - 2.3%
	6,650	Mobile Mini, Inc.	279,566
	22,755	Patriot National, Inc. (a)	364,080
			643,646
Consumer Discretionary - 10.4%
	2,845	2U, Inc. (a)	91,581
	14,440	Boot Barn Holdings, Inc. (a)	462,080
	4,995	Burlington Stores, Inc. (a)	255,744
	12,435	Dave & Buster's Entertainment, Inc. (a)	448,779
	8,135	Gentherm, Inc. (a)	446,693
	2,015	Jack in the Box, Inc.	177,642
	3,270	Malibu Boats, Inc., Class A (a)	65,694
	3,355	Party City Holdco, Inc. (a)	68,006
	4,180	Skechers U.S.A., Inc., Class A (a)	458,922
	4,655	The Ryland Group, Inc.	215,852
	19,415	Tile Shop Holdings, Inc. (a)	275,499
			2,966,492
Consumer Staples - 1.4%
	22,540	Smart & Final Stores, Inc. (a)	402,790

Educational Services - 1.7%
	8,195	Bright Horizons Family Solutions, Inc. (a)	473,671

Energy - 1.8%
	5,395	Carrizo Oil & Gas, Inc. (a)	265,650
	3,440	Diamondback Energy, Inc. (a)	259,307
			524,957
Financial Services - 7.4%
	9,955	Bank of the Ozarks, Inc.	455,441
	1,065	BofI Holding, Inc. (a)	112,581
	4,800	LendingTree, Inc. (a)	377,328
	6,490	Pinnacle Financial Partners, Inc.	352,861
	21,460	Sterling Bancorp	315,462
	14,990	Western Alliance Bancorp. (a)	506,063
			2,119,736
Health-Care - 25.1%
	8,040	AAC Holdings, Inc. (a)	350,223
	3,500	ABIOMED, Inc. (a)	230,055
	4,300	Acadia Healthcare Co., Inc. (a)	336,819
	3,540	Adeptus Health, Inc., Class A (a)	336,265

	Shares	Security Description	Value

Health-Care (continued)
	5,805	AMAG Pharmaceuticals, Inc. (a)	$400,893
	12,880	AMN Healthcare Services, Inc. (a)	406,879
	6,795	Amsurg Corp. (a)	475,310
	15,385	AtriCure, Inc. (a)	379,087
	1,380	Clovis Oncology, Inc. (a)	121,274
	4,358	DexCom, Inc. (a)	348,553
	1,535	Diplomat Pharmacy, Inc. (a)	68,691
	6,064	ExamWorks Group, Inc. (a)	237,102
	2,495	Glaukos Corp. (a)	72,305
	11,760	INC Research Holdings, Inc., Class A (a)	471,811
	7,665	Inogen, Inc. (a)	341,859
	7,500	Intersect ENT, Inc. (a)	214,725
	10,084	LDR Holding Corp. (a)	436,133
	5,210	Molina Healthcare, Inc. (a)	366,263
	8,560	Natus Medical, Inc. (a)	364,314
	8,115	Press Ganey Holdings, Inc. (a)	232,657
	9,915	Repligen Corp. (a)	409,192
	6,390	Thoratec Corp. (a)	284,802
	8,750	Zeltiq Aesthetics, Inc. (a)	257,863
			7,143,075
Home Builders - 1.3%
	14,740	WCI Communities, Inc. (a)	359,509

Industrials - 8.5%
	24,085	Headwaters, Inc. (a)	438,829
	4,245	Lithia Motors, Inc., Class A	480,364
	4,725	Marcus & Millichap, Inc. (a)	218,012
	1,885	Masonite International Corp. (a)	132,157
	345	Milacron Holdings Corp. (a)	6,790
	12,185	Paylocity Holding Corp. (a)	436,832
	15,995	PGT, Inc. (a)	232,087
	3,560	Proto Labs, Inc. (a)	240,229
	5,295	XPO Logistics, Inc. (a)	239,228
			2,424,528
Pharmaceuticals - 2.9%
	2,050	Akorn, Inc. (a)	89,503
	7,015	Neurocrine Biosciences, Inc. (a)	335,036
	3,640	Portola Pharmaceuticals, Inc. (a)	165,802
	3,565	Radius Health, Inc. (a)	241,351
			831,692
Specialty Retail - 0.7%
	1,985	Restoration Hardware Holdings, Inc. (a)	193,796

Technology - 26.6%
	175	Appfolio, Inc., Class A (a)	2,468
	10,010	Barracuda Networks, Inc. (a)	396,596
	6,465	Cavium, Inc. (a)	444,857
	6,260	Fleetmatics Group PLC (a)	293,156
	21,060	FormFactor, Inc. (a)	193,752
	11,900	Gigamon, Inc. (a)	392,581

See Notes to Financial Statements.	5

LEBENTHAL LISANTI SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2015

	Shares	Security Description	Value

Technology (continued)
	6,160	HubSpot, Inc. (a)	$305,413
	9,020	Imperva, Inc. (a)	610,654
	16,125	Infoblox, Inc. (a)	422,636
	11,750	Inphi Corp. (a)	268,605
	20,140	Integrated Device Technology, Inc. (a)	437,038
	8,430	LogMeIn, Inc. (a)	543,651
	4,795	M/A-COM Technology Solutions Holdings, Inc. (a)	183,409
	9,275	Manhattan Associates, Inc. (a)	553,254
	7,650	Monolithic Power Systems, Inc.	387,931
	10,735	Paycom Software, Inc. (a)	366,600
	6,820	Proofpoint, Inc. (a)	434,229
	20,095	Q2 Holdings, Inc. (a)	567,684
	2,835	Shopify, Inc., Class A (a)	96,248
	4,440	Synchronoss Technologies, Inc. (a)	203,041
	175	Teladoc, Inc. (a)	3,325
	7,660	Textura Corp. (a)	213,178
	19,930	Vocera Communications, Inc. (a)	228,198
	1,865	Xactly Corp. (a)	16,020
			7,564,524

Total Common Stock
(Cost $21,703,654)			27,031,344
Total Investments - 94.9%			$27,031,344
(Cost $21,703,654)*
Other Assets & Liabilities, Net – 5.1%			1,445,372
Net Assets – 100.0%			$28,476,716

PLC	Public Limited Company
(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,456,754
Gross Unrealized Depreciation	(129,064)
Net Unrealized Appreciation	$5,327,690

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs		Investments in Securities

Level 1 - Quoted Prices		$27,031,344
Level 2 - Other Significant Observable Inputs		-
Level 3 - Significant Unobservable Inputs		-
Total		$27,031,344

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2015.
AFA
PORTFOLIO HOLDINGS
% of Total Investments
Apparel & Luxury Goods	1.8%
Biotechnology	3.3%
Business Services	2.4%
Consumer Discretionary	11.0%
Consumer Staples	1.5%
Educational Services	1.8%
Energy	1.9%
Financial Services	7.8%
Health-Care	26.4%
Home Builders	1.3%
Industrials	9.0%
Pharmaceuticals	3.1%
Specialty Retail	0.7%
Technology	28.0%

	100.0%

See Notes to Financial Statements.	6

LEBENTHAL LISANTI SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2015

ASSETS
Total investments, at value (Cost $21,703,654)	$27,031,344
Cash	1,635,371
Receivables:
Fund shares sold	59,415
Investment securities sold	370,012
Dividends and interest	1,649
Prepaid expenses	8,899
Total Assets	29,106,690

LIABILITIES
Payables:
Investment securities purchased	581,057
Accrued Liabilities:
Adviser	Investment adviser fees	15,415
Fund services fees	12,598
Other expenses	20,904
Total Liabilities	629,974

NET ASSETS	$28,476,716

COMPONENTS OF NET ASSETS
Paid-in capital	$21,577,204
Distributions in excess of net investment income	(210,836)
Accumulated net realized gain	1,782,658
Net unrealized appreciation	5,327,690
NET ASSETS	$28,476,716
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,342,461
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$21.21
*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	7

LEBENTHAL LISANTI SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2015

INVESTMENT INCOME
Dividend income	$14,130
Interest income	555
Total Investment Income	14,685
Adviser
EXPENSES
Investment adviser fees	125,309
Fund services fees	93,102
Shareholder service fees	31,327
Custodian fees	2,617
Registration fees	10,211
Professional fees	17,612
Trustees' fees and expenses	3,028
Miscellaneous expenses	15,077
Total Expenses	298,283
Fees waived and expenses reimbursed	(72,762)
Net Expenses	225,521

NET INVESTMENT LOSS	(210,836)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,637,560
Net change in unrealized appreciation (depreciation) on investments	1,747,854
NET REALIZED AND UNREALIZED GAIN	3,385,414
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,174,578

See Notes to Financial Statements.	8

LEBENTHAL LISANTI SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

31-Dec-15	# 42185 # #	42004
	For the Six Months	For the Year Ended December 31, 2014
	Ended June 30, 2015
OPERATIONS
Net investment loss	$(210,836)	$(445,594)
Net realized gain	1,637,560	394,459
Net change in unrealized appreciation (depreciation)	1,747,854	(337,424)
Increase (Decrease) in Net Assets Resulting from Operations	3,174,578	(388,559)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	-	(1,218,666)

CAPITAL SHARE TRANSACTIONS
Sale of shares	3,643,253	8,145,314
Reinvestment of distributions	-	1,168,489
Redemption of shares	(2,316,864)	(16,124,007)
Redemption fees	200	1,675
Increase (Decrease) in Net Assets from Capital Share Transactions	1,326,589	(6,808,529)
Increase (Decrease) in Net Assets	4,501,167	(8,415,754)

NET ASSETS
Beginning of Period	23,975,549	32,391,303
End of Period (Including line (a))	$28,476,716	$23,975,549

SHARE TRANSACTIONS
Sale of shares	180,985	424,225
Reinvestment of distributions	-	64,557
Redemption of shares	(118,617)	(866,775)
Increase (Decrease) in Shares	62,368	(377,993)

(a) Distributions in excess of net investment income.	$(210,836)	$-

See Notes to Financial Statements.	9

LEBENTHAL LISANTI SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended June 30, 2015		For the Years Ended December 31,
			2014	2013	2012	2011	2010
NET ASSET VALUE, Beginning
of Period	$18.73		$19.54	$13.36	$11.83	$12.59	$9.34
INVESTMENT OPERATIONS
Net investment loss (a)	(0.16)		(0.31)	(0.29)	(0.17)	(0.20)	(0.23)
Net realized and unrealized
gain (loss)	2.64		0.50	7.43	1.70	(0.56)	3.48
Total from Investment Operations	2.48		0.19	7.14	1.53	(0.76)	3.25
DISTRIBUTIONS TO SHAREHOLDERS
FROM
Net investment income	—		—	(0.13)	—	—	—
Net realized gain	—		(1.00)	(0.83)	—	—	—
Total Distributions to Shareholders	—		(1.00)	(0.96)	—	—	—
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	—	— (b)	— (b)
NET ASSET VALUE, End of Period	$21.21		$18.73	$19.54	$13.36	$11.83	$12.59
TOTAL RETURN	13.24	%(c)	1.14%	54.15%	12.93%	(6.04)%	34.80%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$28,477	$23,976		$32,391	$11,396	$10,765	$13,007
Ratios to Average Net Assets:
Net investment loss	(1.68	)%(d)	(1.65)%	(1.66)%	(1.26)%	(1.59)%	(2.25)%
Net expenses	1.80	%(d)	1.80%	1.80%	1.80%	1.80%	2.34%
Gross expenses (e)	2.38	%(d)	2.27%	2.71%	3.44%	3.40%	3.63%
PORTFOLIO TURNOVER RATE	91	%(c)	263%	295%	294%	324%	319%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	10

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

Note 1. Organization

The Lebenthal Lisanti Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation. Prior to January 29, 2015, the Fund was named Adams Harkness Small Cap Growth Fund.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

11

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2015, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they

12

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

are filed. As of June 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2015, the Fund held $1,385,371 as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Lebenthal Lisanti Capital Growth, LLC (the “Adviser”) is the investment adviser to the Fund. Prior to March 27, 2015, the Adviser was AH Lisanti Capital Growth, LLC. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.

13

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman receives an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Effective April 1, 2015, the Vice Chairman receives an additional $6,000 annually.

Note 5. Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.80% for the period May 1, 2015 through April 30, 2016. During the period, certain Fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended June 30, 2015, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$46,626	$26,136	$72,762

14

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed 1.80%.  As of June 30, 2015, the following amounts are subject to recapture by the Adviser:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
June 30, 2015	$46,626	December 31, 2018	$-

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the six months ended June 30, 2015, were $22,610,621 and $22,292,415, respectively.

Note 7. Federal Income Tax

As of December 31, 2015, distributable earnings on a tax basis were as follows:

Undistributed Long-Term Gain	$326,246
Unrealized Appreciation	3,398,688
Total	$3,724,934

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 8. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

15

LEBENTHAL LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2015

Investment Advisory Agreement Approval

At the March 27, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Fund, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board noted that, at a special meeting of the Board held in January for the purpose of approving an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, it had reviewed, among other things, information concerning the Fund's performance and services provided by the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services expected to be provided to the Fund by the Adviser, including information on the investment performance of the Fund; (2) the anticipated costs of the services to be provided and projected profitability of the Adviser and its affiliates from the relationship with the Fund, including the expense limitation arrangements for the Fund; (3) the advisory fee to be paid to the Adviser and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits expected to be received by the Adviser and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representatives of the Adviser, a discussion with the Adviser representatives about the personnel, operations and financial condition of the Adviser, and a discussion with the Trust CCO about the compliance function of the Adviser, the Board considered the quality of services expected to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser who would have principal responsibility for the Fund, as well as the investment philosophy and decision-making process of such professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that there were many advantages that resulted from Lebenthal Asset Management’s association with the Fund’s adviser, including from the consolidation and scaling of certain back office and compliance functions and from being linked to an established name in the financial services industry. The Board also noted the Adviser’s representation that the firm is financially stable and currently profitable. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of

16

LEBENTHAL LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2015

the approval of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark and a peer group. At the meeting, the Board observed that the Fund underperformed the Russell 2000 Growth Index, the Fund’s primary benchmark, for the one-year period ended December 31, 2014, but outperformed the benchmark for the three- and five-year periods ended December 31, 2014. The Board also considered the Fund’s performance relative to its Lipper, Inc. (“Lipper”) peer group, noting that the Fund underperformed the median of its Lipper peer group for the one-year period ended December 31, 2014, but outperformed the median of its peers for the three-year and five-year periods ended December 31, 2014. The Board noted the Adviser’s representation that, although performance was down for small capitalization growth companies generally during 2014 due, in part, to the Federal Reserve’s tapering efforts and inflation in the food and petroleum markets, among other reasons, the performance of the Fund over the long term, including since inception, had been good. Based on the foregoing, the Board determined that the Fund’s performance was reasonable and that the Fund and its shareholders could expect to benefit from the Adviser’s management under the Advisory Agreement.

Compensation

The Board evaluated the compensation to be paid to the Adviser for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Lipper peer group of the Fund. The Board noted that the Adviser’s actual advisory fee rate for the Fund was less than the median of its Lipper peer group, but that the actual total expense ratio was higher than the median of its Lipper peer group. The Board also noted that the Adviser had entered into a contractual expense cap with respect to the Fund in order to limit the Fund’s net annual operating expenses. Based on the foregoing, the Board concluded that the proposed advisory fee rate charged to the Fund by the Adviser was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and projected profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the aggregate costs and projected profitability of its Fund activities. The Board noted the Adviser’s representation that, as a result of the waiver of advisory fees, it would forego a portion of its management fee such that the actual advisory fee the Adviser would receive for managing the Fund would be consistent with, or significantly below, the actual advisory fee paid by its other clients. Based on these and other applicable considerations, the Board concluded that the projected profits attributable to the Adviser’s management of the Fund were reasonable.

17

LEBENTHAL LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2015

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board noted the small size of the Fund and the Adviser’s representation that the Fund could benefit from economies of scale as assets grow, but that the Adviser had determined that breakpoints were not appropriate at this time, particularly in light of the payments that the Adviser had made under the voluntary expense cap and would continue to make under the contractual expense cap. The Board further noted the Adviser’s representation that it was not an industry standard to provide for breakpoints on small capitalization growth funds because of the costly, research-intensive nature of operating such funds. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that it would be receiving a benefit arising from the use of soft dollars in connection with Fund trades, which will be used for the acquisition of research that may benefit not only the Fund, but potentially other clients of the Adviser. The Board concluded that the other benefits received were not a material factor in approving each Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Advisory Agreement, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Shareholder Proxy Vote

The Board of Trustees of the Trust called a special meeting (the “Special Meeting”) of the shareholders of the Lebenthal Lisanti Small Cap Growth Fund (formerly known as the Adams Harkness Small Cap Growth Fund), a series of the Trust, to approve a new Investment Advisory Agreement for the Fund (the “New Agreement”) between Lebenthal Lisanti Capital Growth, LLC (“Lebenthal Lisanti”) and the Trust, on behalf of the Fund. The Special Meeting was convened on June 1, 2015, however, a quorum was not obtained for taking action on the proposal and the Special Meeting was adjourned to permit further solicitation of proxies in accordance with the Trust’s Trust Instrument and applicable law.

The Special Meeting reconvened on June 29, 2015. As reported at the Special Meeting, 680,747.029 shares of the outstanding 1,254,541.566 shares were voted, accounting for 54.262% of the Fund’s issued and outstanding shares as of the record date of April 6, 2015 (“Record Date”). Of that amount, 676,626.447 (53.934%) of the Fund’s total outstanding shares were voted in favor of the proposal to approve the New

18

LEBENTHAL LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2015

Agreement. In addition, 3,269.262 (0.260%) of the Fund’s total outstanding shares voted against the proposal and 851.320 shares (0.068%) of the Fund’s total outstanding shares voted to abstain. As a result, the proposal was approved by a majority of the Fund’s total outstanding shares and the New Agreement was approved.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.lebenthal-lisantismallcap.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.lebenthal-lisantismallcap.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015, through June 30, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or

19

LEBENTHAL LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2015

expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2015	June 30, 2015	Period*	Ratio*
Actual	$1,000.00	$1,132.40	$9.52	1.80%
Hypothetical (5% return before taxes)	$1,000.00	$1,015.87	$9.00	1.80%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

20

Lebenthal Lisanti Small Cap Growth Fund
P.O. Box 588
Portland, ME 04112
(800) 441-7031
www.lebenthal-lisantismallcap.com

Investment Adviser
Lebenthal Lisanti Capital Growth, LLC
230 Park Avenue
32nd Floor
New York, NY 10169

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

228 - SAR - 0615

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis (Unaudited)	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Highlights	16
Additional Information (Unaudited)	21

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

Dear Fellow Shareholder,

The Polaris Global Value Fund (“the Fund”) outperformed the benchmark, MSCI World Index (“the Index”), net, for the six-month period ended June 30, 2015. The Fund returned 6.07%, while the Index advanced 2.63%.  This outperformance is attributable to our fundamental research, whereby we hone our investment theses, scrutinize company financials and cash flows, and execute sales and purchases for potentially better risk/return profiles.  The efforts of our research team paid off, as approximately 65% of Fund holdings produced gains during the period.

Turning to individual stock contribution, British homebuilders collectively had the greatest impact on returns.  Taylor Wimpey, Barratt Developments, Persimmon PLC and Bellway PLC each produced double-digit gains on the back of favorable U.K. housing trends.  Other consumer discretionary stocks including U.S. clothing company Carter’s Inc. and French tire manufacturer Michelin added measurably.  Stocks in the materials sector also added to performance , including LANXESS AG, a German specialty chemicals producer, Canadian methanol producer Methanex and U.K. beverage can maker Rexam.  A rapidly heating merger & acquisition environment in healthcare benefited U.S. insurers, Anthem Inc. and UnitedHealth Group Inc.

	2015			Annualized As of June 30, 2015
	YTD	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD*
Polaris Global Value Fund	6.07%	0.86%	5.17%	3.03%	18.27%	16.11%	6.81%	9.05%	10.21%	9.79%
MSCI World Index	2.63%	0.31%	2.31%	1.43%	14.27%	13.10%	6.38%	3.47%	6.72%	6.40%

*Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Returns for more than one year are annualized.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.  For the most recent month end performance, please call (888) 263-5594.  As stated in the current prospectus, the Fund’s total annual operating expense ratio is 1.28%. The Fund’s annual operating expense ratio has been reduced to 0.99%, effective as of January 1, 2014 through April 30, 2016, due to the Adviser’s contractual agreement to waive its fee and/or reimburse expenses to limit Total Annual Fund Operating Expenses.  Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. Short-term performance is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns.

SIX-MONTH PERFORMANCE ANALYSIS

The Fund’s outperformance compared to the benchmark can be credited to positive absolute returns in seven of 10 sectors.  In particular, the consumer discretionary sector was led by the aforementioned U.K. homebuilders, which rose as a result of more liberalized land availability.  The British government instituted a five-year plan to make more municipal land available for additional housing, ensuring that housing prices do not accelerate too fast due to supply-demand constraints.  Previously owned government and industrial sites have recently opened for sale, allowing homebuilders to purchase those sites that are more difficult to remediate and develop.  Carter’s Inc. had double-digit growth after one of its subsidiaries, OshKosh, staged a rebound.  OshKosh implemented a strategy to start promoting its branded clothing in Carter’s Inc. stores, which effectively boosted sales.  Michelin, a French tire manufacturer, reported

1

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

strong quarterly earnings, noting global volume growth due to lower gas and raw material prices.  During the six-month period, we added one new holding to the consumer discretionary sector: Kia Motors Corp., a South Korean manufacturer of more than 1.5 million motor vehicles each year.

German specialty chemicals producer, LANXESS AG, boosted the materials sector as the company announced robust product demand in conjunction with lower raw material costs.  A variable exchange rate in Euros against the U.S. dollar also aided performance.  Although declining oil prices resulted in lower methanol demand for energy applications, Methanex’s competitive cost structure enabled the company to maintain its leading market position. The stock price of Rexam rose as it entered talks regarding possible sale to U.S. competitor Ball Corp.  Irish building materials supplier CRH PLC was sold during the second quarter.  While we still consider the company a good long-term investment, we determined that CRH’s current earnings volatility and higher debt load, following the recent acquisition of Lafarge and Holcim assets, offered a less favorable risk/return profile than new portfolio investments.

Actavis (renamed to Allergan PLC), Anthem Inc., and UnitedHealth Group Inc. added to performance in the health care sector, which continued to see more industry consolidation.  Pharmaceutical maker Actavis, after digesting the acquisitions of Allergan PLC in March 2015 and Forest Labs in July 2014, was expected to achieve 80% of an estimated $1.8 billion in synergies by the end of the first quarter of 2016.  M&A activity was also heating up on the health insurer industry, with the CFO of Anthem Inc. suggesting the company could make a “meaningful” acquisition. Thereafter, Anthem entered negotiations to buy Cigna.  In addition to this strategy, Anthem also announced strong quarterly earnings, deploying capital in the form of share buybacks and dividends.    Similarly, UnitedHealth reported better-than-consensus earnings with upside in their Optum and health care segments.  Profits at both companies may continue to grow in the second half of 2015 on increased customer enrollments due to the Affordable Care Act.

The consumer staples sector was boosted by Greencore Group PLC, which continued to execute well on its convenience foods business.  First half revenues and profits continued to climb, driven by good performance in the U.K. and U.S. Once new plants are completed in Rhode Island and Seattle, capacity will ramp up and U.S. revenues may expand.  Japanese dairy, confectionery and pharmaceutical manufacturer Meiji Holdings’ stock rose markedly following news of a licensing agreement to develop a new drug.  Meiji entered into an agreement with Roche and Fedora for the development and commercialization of a beta-lactamase inhibitor that fights antibiotic resistant bacteria.  Optimistic market sentiment drove the stock price to the upper end of our valuation target.  We sold the stock at a profit during the second quarter of 2015.

Many U.S. financials rallied on expectations that the Federal Reserve would raise interest rates sooner than previously projected.  The vast majority of U.S. community banks in the portfolio had strong returns during the six-month period.  Webster Financial Corp. continued to reap the benefits from the acquisition of J.P. Morgan’s health savings account business.  Independent Bank Corp. was up approximately 10% after reporting quarterly profits that topped Wall Street expectations.  Investors were also heartened by the seamless completion of the bank’s recent acquisition of Peoples Federal Bancshares.

Despite falling oil prices, Norway maintained a robust economy with high employment rates.  DNB Bank continued to thrive in this environment, achieving good mortgage margins and lower loan loss provisions.  German reinsurer Hannover Re announced increased premiums and investment income in combination with fewer claims in a benign storm season.  Healthy cash generation resulted, and the company decided to enact dividends and share buybacks.  By

2

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

contrast, fellow German competitor, Munich Re, was down after announcing quarterly profit below the comparable prior year period.  The reinsurer maintained its profit target for the year, pointing to demand for primary insurance and reinsurance coverage.

Our research has identified a wealth of financial companies worldwide that we consider to be undervalued, including Capital One, the fourth largest credit card and third largest automotive financing company in the U.S.  We decided to purchase Capital One on the back of lower oil prices, which we felt would benefit the bank.  We believe consumers may use the savings from gas expenditures to strengthen their credit and pay off debts, lowering credit costs at banks.  Optimism about the U.S. economy will likely spur on consumer purchases, ranging from new cars to greater credit card usage, all of which potentially help Capital One’s business.

German telecom provider, Freenet AG, had double-digit gains after publishing its interim earnings report.  Strong revenues were attributable to high customer ownership and demand for mobile digital lifestyle services.  Freenet’s management also confirmed guidance for the year.  Japan’s KDDI Corp. had similarly solid quarterly results, announcing increased operating revenues due to a steady rise in mobile communications sales.  In mid-February 2015, union members ratified an agreement to end a four-month-long strike by 1,700 workers at FairPoint Communcations, a telecom provider in New England.  Investors were pleased with the development and the stock price has subsequently risen more than 25%.  Gains from these three companies, plus Deutsche Telekom and Verizon Communications, were partially offset by losses from Frontier Communications Corp.  Frontier Communications Corp. conducted a secondary offering to finance its acquisition of Verizon’s wireline assets in California, Florida and Texas.  The stock declined due to the dilutive effect of this additional equity coming into the market.  We believe this to be a short-term concern, as the acquisition is expected to bolster Frontier Communications Corp.’s scale of business over the next few years.

Energy and oil services stocks dropped in tandem with oil prices over the past few months.  We saw this as an opportunity to purchase Australia’s WorleyParsons, Ltd., a capital-light business involved in the engineering and design of oil and mining exploration and production (E&P).  Over the next three to five years, we believe that capital expenditures on oil E&P and mining will resume, and WorleyParsons , Ltd. may prove to be a lead service supplier.

Industrials were mixed for the six-month period, with the holdings split half in positive and half in negative territory. Finnish building and construction company, YIT Oyj, has been able to start new projects in a slowly-recovering Russian economy. Additionally, the company made strides in managing its Euro funding of Russian operations and reducing interest-bearing debt. By contrast, Trevi Finanziaria Industriale SpA encountered a series of challenges as it tried to build out its oil division, resulting in higher working capital and costs.  A delayed oil rig delivery to a Mexican customer forced Trevi to incur additional costs.  The stock experienced a double-digit decline.

In information technology, Western Union posted good quarterly results and projected improvement in operating profit margins driven by restructuring, lower expenses and favorable currency hedging.  However, most other sector holdings did not fare as well.  Wincor Nixdorf AG was down after announcing a restructuring program that reduces its workforce by 12% and accelerates its transition from an ATM hardware vendor to a software and IT service company.  Diebold expressed interest in acquiring Wincor Nixdorf AG, which was declined by Wincor management.  Xerox Corp. guided down for the year, citing unfavorable foreign exchange rates, slower growth from its services business and additional costs.  Hewlett-Packard lowered its fiscal year guidance, blaming the resilient U.S. dollar and high costs related to splitting itself into two separate companies.  The rise of cloud computing is also taking share from H-P’s traditional

3

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

storage hardware sales.

The following table shows the Fund’s asset allocation at June 30, 2015.

 Polaris Global Value Fund Asset Allocation
	MSCI World Index	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Cash
N. America	61.2%	38.8%	2.5%	2.1%	2.4%	1.3%	2.3%	1.1%	6.8%	12.5%	5.2%	2.4%	0.0%
Japan	8.9%	3.9%	0.0%	0.0%	1.3%	0.0%	0.0%	1.2%	0.0%	0.0%	0.0%	1.5%	0.0%
Other Asia	4.5%	8.3%	2.2%	1.0%	1.4%	0.0%	1.6%	0.0%	0.0%	0.0%	2.1%	0.0%	0.0%
Europe	23.0%	32.9%	0.9%	0.0%	8.2%	1.1%	10.3%	3.7%	2.5%	3.0%	0.7%	2.4%	0.0%
Scandinavia	2.4%	10.7%	0.0%	0.0%	1.2%	4.1%	1.3%	0.0%	0.0%	4.1%	0.0%	0.0%	0.0%
Africa & S. America	0.0%	0.7%	0.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Cash	0.0%	4.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	4.7%
Portfolio Totals		100.0%	6.4%	3.1%	14.6%	6.6%	15.5%	6.0%	9.3%	19.6%	8.1%	6.3%	4.7%

 Table may not cross foot due to rounding.

INVESTMENT ENVIRONMENT AND STRATEGY

As we enter the second half of 2015, our outlook is one of cautious optimism.  Modest improvement in the global economy has been led by the United States, with activity picking up in developed countries spurred on by lower oil prices and monetary easing throughout Europe.  The Chinese government has instituted policies to recharge the country’s growth.  Emerging markets are in the initial stages of revival, but still face headwinds including weaker commodity prices and government scandals.  While encouraged by tentative signs of recovery, we expect that political developments in Greece, China, the Middle East and Russia may cause disruption and global market volatility.

It is worth noting that these macro-economic conditions only serve as a backdrop to our investment process.  As value managers, we look for market volatility as an opportunity to purchase “watch list” companies at attractive prices.  Our bottom-up fundamental research continues to pinpoint undervalued companies across industry and country; we expect to add to portfolio holdings in the quarters ahead.  We encourage Fund shareholders to re-balance opportunistically by investing when equity prices decline.

Sincerely,

Bernard R. Horn, Jr., Portfolio Manager

4

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets.  Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  Options trading involve risk and are not suitable for all investors.  Fund performance includes reinvestment of dividends and capital gains.  During the period, some of the Fund’s fees were waived or expenses reimbursed.  In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund.  The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership.  If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower.  The limited partnership was not registered under the Investment Company Act of 1940 and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance is no guarantee of future results.  Lipper Fund Awards are based on Lipper's Consistent Return calculation. Lipper scores for Consistent Return reflect funds' historical risk-adjusted returns relative to funds in the same Lipper classification and include each fund's expenses and reinvested distributions, but exclude sales charges. Consistent Return values are calculated with all eligible share classes for each eligible classification. The highest Lipper Leader for Consistent Return value within each eligible classification determines the fund classification winner over three, five or 10 years. Lipper, a Thomson Reuters company, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations. Additional information is available at www.lipperweb.com.

As of June 30, 2015, the Fund’s largest equity holdings and the percentages they represent in the Fund’s portfolio market value were as follows and are subject to change:

Issuer	Percentage of Total Net Assets	Issuer	Percentage of Total Net Assets
Greencore Group PLC	3.69%	Barratt Developments PLC	1.59%
Allergran PLC	1.95%	Symrise AG	1.49%
Anthem, Inc.	1.87%	Methanex Corp.	1.48%
United Health Group, Inc.	1.61%	KDDI Corp.	1.46%
Taylor Wimpey PLC	1.59%	Ameris Bancorp	1.46%

The MSCI World Index, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East.  The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes.  One cannot invest directly in an index. The views in this letter were those of the Fund manager as of June 30, 2015 and may not reflect the views of the manager after the publication date.  These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.
5

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

Historical Calendar Year Annual Returns (years ended December 31)
	Polaris Global Value Fund	MSCI World Index		Polaris Global Value Fund	MSCI World Index
2014	3.68%	4.94%	2001	2.21%	-16.82%
2013	36.94%	26.68%	2000	-5.82%	-13.18%
2012	21.00%	15.83%	1999	16.50%	24.93%
2011	-8.16%	-5.54%	1998	-8.85%	24.34%
2010	20.64%	11.76%	1997	34.55%	15.76%
2009	35.46%	29.99%	1996	23.34%	13.48%
2008	-46.19%	-40.71%	1995	31.82%	20.72%
2007	-3.97%	9.04%	1994	-2.78%	5.08%
2006	24.57%	20.07%	1993	25.70%	22.50%
2005	10.52%	9.49%	1992	9.78%	-5.23%
2004	23.63%	14.72%	1991	17.18%	18.28%
2003	47.06%	33.11%	1990	-11.74%	-17.02%
2002	3.82%	-19.89%

6

POLARIS GLOBAL VALUE FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Polaris Global Value Fund (the “Fund”) compared with the performance of the benchmark, MSCI World Index, over the past ten fiscal years. The MSCI World Index captures large and mid cap representation across 23 developed markets countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The total return of the MSCI World Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed while the MSCI World Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 263-5594 or visit the Fund's website at www.polarisfunds.com. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.28%. However, the Fund’s adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

7

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2015

Shares		Security Description	Value

Common Stock - 95.2%
Australia - 2.7%
	80,900	BHP Billiton PLC, ADR	$3,200,404
	707,800	Northern Star Resources, Ltd.	1,206,888
	32,360	South32, Ltd., ADR (a)	217,135
	497,400	WorleyParsons, Ltd.	3,995,036
			8,619,463
Belgium - 1.1%
	26,736	Solvay SA, Class A	3,678,137

Canada - 1.5%
	85,437	Methanex Corp.	4,769,149

Finland - 3.1%
	151,410	Caverion Corp.	1,507,378
	80,376	Kone Oyj, Class B	3,261,700
	98,520	Konecranes Oyj	2,869,988
	346,310	YIT Oyj	2,474,796
			10,113,862
France - 4.9%
	19,265	Christian Dior SE	3,760,724
	38,400	Cie Generale des Etablissements Michelin, Class B	4,023,733
	217,200	Etablissements Maurel et Prom (a)	1,613,172
	42,941	Imerys SA	3,284,071
	102,807	IPSOS	2,657,333
	71,930	Transgene SA (a)	319,963
			15,658,996
Germany - 10.1%
	38,900	BASF SE	3,418,238
	219,664	Deutsche Telekom AG	3,783,586
	119,890	Freenet AG	4,038,516
	38,400	Hannover Rueck SE	3,715,500
	72,286	LANXESS AG	4,262,300
	19,100	Linde AG	3,617,787
	14,900	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	2,641,190
	77,500	Symrise AG	4,809,935
	60,016	Wincor Nixdorf AG	2,360,543
			32,647,595

Shares		Security Description	Value

Hong Kong - 1.3%
	2,196,000	Guangdong Investment, Ltd.	$3,076,618
	18,268,761	REXLot Holdings, Ltd. (b)	1,036,987
			4,113,605
India - 1.2%
	243,620	Infosys, Ltd., ADR	3,861,377

Ireland - 3.7%
	2,408,605	Greencore Group PLC	11,883,394

Israel - 1.2%
	65,600	Teva Pharmaceutical Industries, Ltd., ADR	3,876,960

Italy - 0.5%
	723,669	Trevi Finanziaria Industriale SpA	1,581,293

Japan - 3.9%
	117,200	Asahi Group Holdings, Ltd.	3,727,589
	194,400	KDDI Corp.	4,692,222
	3,123,000	Showa Denko KK	4,133,889
			12,553,700
Norway - 3.1%
	239,996	DNB ASA	4,003,785
	329,929	SpareBank 1 SR-Bank ASA	2,198,699
	73,000	Yara International ASA	3,802,486
			10,004,970
Russian Federation - 0.2%
	137,700	Sberbank of Russia, ADR	718,794

South Africa - 0.7%
	64,370	Sasol, Ltd.	2,380,939

South Korea - 2.2%
	103,200	Kia Motors Corp.	4,191,098
	2,544	Samsung Electronics Co., Ltd.	2,891,920
			7,083,018
Sweden - 4.4%
	305,200	Duni AB, Class A	4,132,608
	91,802	Investor AB, Class B	3,420,766
	114,203	Loomis AB, Class B	3,204,354
	234,600	Svenska Handelsbanken AB, Class A	3,424,260
			14,181,988
Switzerland - 1.2%
	39,300	Novartis AG	3,873,464

See Notes to Financial Statements.	8

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2015

Shares	Security Description			Value

Thailand - 1.0%
1,921,550	Thai Oil PCL			$3,129,051

United Kingdom - 9.9%
528,667	Barratt Developments PLC			5,104,455
408,612	BBA Aviation PLC			1,937,009
123,988	Bellway PLC			4,621,039
177,989	International Game Technology PLC (a)			3,161,085
146,476	Persimmon PLC			4,545,470
392,240	Rexam PLC			3,402,015
160,576	Standard Chartered PLC			2,570,988
1,750,161	Taylor Wimpey PLC			5,109,389
248,258	Tullow Oil PLC			1,325,086
				31,776,536
United States - 37.2%
20,689	Allergan PLC (a)			6,278,284
70,200	ALLETE, Inc.			3,256,578
185,050	Ameris Bancorp			4,679,915
36,600	Anthem, Inc.			6,007,524
227,404	Astoria Financial Corp.			3,135,901
121,920	BNC Bancorp			2,356,714
89,000	Brookline Bancorp, Inc.			1,004,810
189,467	Brooks Automation, Inc.			2,169,397
49,300	Capital One Financial Corp.			4,336,921
37,851	Carter's, Inc.			4,023,561
169,774	Colony Bankcorp, Inc. (a)			1,527,966
159,200	Dime Community Bancshares, Inc.			2,696,848
107,073	FairPoint Communications, Inc. (a)			1,950,870
575,114	Frontier Communications Corp.			2,846,814
29,867	General Dynamics Corp.			4,231,855
125,100	Hewlett-Packard Co.			3,754,251
90,924	Independent Bank Corp.			4,263,426
141,263	International Bancshares Corp.			3,795,737
144,282	Marathon Oil Corp.			3,829,244
80,582	Marathon Petroleum Corp.			4,215,245
85,500	Microsoft Corp.			3,774,825
36,344	NextEra Energy, Inc.			3,562,802
33,200	Peoples Bancorp, Inc.			774,888
25,065	Praxair, Inc.			2,996,521
61,733	Quest Diagnostics, Inc.			4,476,877
165,124	Regal Entertainment Group, Class A			3,452,743
186,097	Southwest Bancorp, Inc.			3,463,265
37,455	The Chubb Corp.			3,563,469

Shares	Security Description			Value

32,700	The JM Smucker Co.			$3,545,007
196,400	The Western Union Co.			3,992,812
42,384	UnitedHealth Group, Inc.			5,170,848
63,351	Verizon Communications, Inc.			2,952,790
117,738	Webster Financial Corp.			4,656,538
297,900	Xerox Corp.			3,169,656
				119,914,902

Total Common Stock				306,421,193
(Cost $236,667,965)

Principal	Security Description	Rate	Maturity	Value

Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$33,168	Middlesex Federal Savings Bank	0.5%	12/15/2015	33,168
33,094	Salem Five Financial	0.8	11/24/2015	33,094
Total Certificates of Deposit				66,262
(Cost $66,262)

Total Short-Term Investments				66,262
(Cost $66,262)
Total Investments - 95.2%				$306,487,455
(Cost $236,734,227)*
Other Assets & Liabilities, Net – 4.8%				15,469,320
Net Assets – 100.0%				$321,956,775

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $1,036,987 or 0.3% of net assets.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$92,695,037
Gross Unrealized Depreciation	(22,941,809)
Net Unrealized Appreciation	$69,753,228

See Notes to Financial Statements.	9

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2015

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Australia	$8,619,463	$-	$-	$8,619,463
Belgium	3,678,137	-	-	3,678,137
Canada	4,769,149	-	-	4,769,149
Finland	10,113,862	-	-	10,113,862
France	15,658,996	-	-	15,658,996
Germany	32,647,595	-	-	32,647,595
Hong Kong	3,076,618	-	1,036,987	4,113,605
India	3,861,377	-	-	3,861,377
Ireland	11,883,394	-	-	11,883,394
Israel	3,876,960	-	-	3,876,960
Italy	1,581,293	-	-	1,581,293
Japan	12,553,700	-	-	12,553,700
Norway	10,004,970	-	-	10,004,970
Russian Federation	718,794	-	-	718,794
South Africa	2,380,939	-	-	2,380,939
South Korea	7,083,018	-	-	7,083,018
Sweden	14,181,988	-	-	14,181,988
Switzerland	3,873,464	-	-	3,873,464
Thailand	-	3,129,051	-	3,129,051
United Kingdom	31,776,536	-	-	31,776,536
United States	119,914,902	-	-	119,914,902
Certificates of Deposit	-	66,262	-	66,262
Total Investments At Value	$302,255,155	$3,195,313	$1,036,987	$306,487,455

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2015.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock
Balance as of 12/31/14	$-
Purchases	1,809,867
Change in unrealized depreciation	(772,880)
Balance as of 06/30/15	$1,036,987
Net change in unrealized depreciation from investments held as of 06/30/15**	$(772,880)

**	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

See Notes to Financial Statements.	10

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2015

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	17.1%
Consumer Staples	6.2%
Energy	5.4%
Financials	20.5%
Health Care	9.8%
Industrials	7.4%
Information Technology	8.5%
Materials	15.3%
Telecommunication Services	6.6%
Utilities	3.2%
Short-Term Investments	0.0%
100.0%

See Notes to Financial Statements.	11

POLARIS GLOBAL VALUE FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2015

ASSETS
Total investments, at value (Cost $236,734,227)	$306,487,455
Cash	14,450,769
Foreign currency (Cost $19)	14
Receivables:
Fund shares sold	457,019
Dividends and interest	1,098,605
Prepaid expenses	27,854
Total Assets	322,521,716

LIABILITIES
Payables:
Fund shares redeemed	205,500
Foreign capital gains tax payable	76,083
Accrued Liabilities:
Investment adviser fees	201,819
Fund services fees	39,459
Other expenses	42,080
Total Liabilities	564,941

NET ASSETS	$321,956,775

COMPONENTS OF NET ASSETS
Paid-in capital	$351,182,032
Undistributed net investment income	7,047,690
Accumulated net realized loss	(105,901,613)
Net unrealized appreciation	69,628,666
NET ASSETS	$321,956,775
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	14,385,376
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$22.38
* Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	12

POLARIS GLOBAL VALUE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $480,641)	$5,085,318
Interest income	8,766
Total Investment Income	5,094,084

EXPENSES
Investment adviser fees	1,530,158
Fund services fees	251,624
Custodian fees	23,137
Registration fees	12,268
Professional fees	26,431
Trustees' fees and expenses	9,595
Miscellaneous expenses	81,648
Total Expenses	1,934,861
Fees waived and expenses reimbursed	(420,002)
Net Expenses	1,514,859

NET INVESTMENT INCOME	3,579,225

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,567,833
Foreign currency transactions	5,522
Net realized gain	3,573,355
Net change in unrealized appreciation (depreciation) on:
Investments	10,166,045
Deferred foreign capital gains taxes	(76,083)
Foreign currency translations	(2,705)
Net change in unrealized appreciation (depreciation)	10,087,257
NET REALIZED AND UNREALIZED GAIN	13,660,612
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,239,837

See Notes to Financial Statements.	13

POLARIS GLOBAL VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
OPERATIONS
Net investment income	$3,579,225	$4,360,612
Net realized gain	3,573,355	1,847,640
Net change in unrealized appreciation (depreciation)	10,087,257	2,101,489
Increase in Net Assets Resulting from Operations	17,239,837	8,309,741

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(3,865,393)

CAPITAL SHARE TRANSACTIONS
Sale of shares	57,844,818	72,611,389
Reinvestment of distributions	-	3,717,277
Redemption of shares	(29,382,134)	(29,026,075)
Redemption fees	18,440	43,443
Increase in Net Assets from Capital Share Transactions	28,481,124	47,346,034
Increase in Net Assets	45,720,961	51,790,382

NET ASSETS
Beginning of Period	276,235,814	224,445,432
End of Period (Including line (a))	$321,956,775	$276,235,814

SHARE TRANSACTIONS
Sale of shares	2,620,026	3,411,701
Reinvestment of distributions	-	176,173
Redemption of shares	(1,327,246)	(1,369,241)
Increase in Shares	1,292,780	2,218,633

(a) Undistributed net investment income.	$7,047,690	$3,468,465

See Notes to Financial Statements.	14

POLARIS GLOBAL VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended June	For the Years Ended December 31,
30, 2015	2014	2013	2012	2011	2010
NET ASSET VALUE, Beginning
of Period	$21.10	$20.64	$15.23	$12.72	$14.00	$11.73
INVESTMENT OPERATIONS
Net investment income (a)	0.26	0.35	0.30	0.19	0.15	0.11
Net realized and unrealized
gain (loss)	1.02	0.41	5.33	2.48	(1.29)	2.31
Total from Investment Operations	1.28	0.76	5.63	2.67	(1.14)	2.42
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(0.30)	(0.22)	(0.16)	(0.14)	(0.15)
REDEMPTION FEES (a)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
NET ASSET VALUE, End
of Period	$22.38	$21.10	$20.64	$15.23	$12.72	$14.00
TOTAL RETURN	6.07	%(c)	3.68%	36.94%	21.00%	(8.16)%	20.64%
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$321,957	$276,236	$224,445	$167,003	$151,849	$188,473
Ratios to Average Net Assets:
Net investment income	2.34	%(d)	1.66%	1.70%	1.34%	1.10%	0.89%
Net expenses	0.99	%(d)	0.99%	1.04%	1.36%	1.36%	1.38%
Gross expenses	1.26	%(d)(e)	1.28	%(e)	1.32	%(e)	1.36%	1.36%	1.39	%(e)
PORTFOLIO TURNOVER RATE	4	%(c)	3%	14%	14%	12%	10%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	15

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

Note 1. Organization

The Polaris Global Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the

16

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2015, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

17

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2015, the Fund held $14,200,769 as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities

18

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the period ended June 30, 2015, the Fund did not make any payments under the shareholder service plan.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman receives an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Effective April 1, 2015, the Vice Chairman receives an additional $6,000 annually.

Note 5. Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2016. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended June 30, 2015, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$393,124	$26,878	$420,002

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term

19

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

investments during the period ended June 30, 2015, were $28,443,456 and $11,186,692, respectively.

Note 7. Federal Income Tax

As of December 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$4,487,685
Capital and Other Losses	(109,295,747)
Unrealized Appreciation	58,342,968
Total	$(46,465,094)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.

As of December 31, 2014, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

2016	2017	2018
$34,508,433	$59,164,411	$15,622,903

Note 8. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

20

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2015

Investment Advisory Agreement Approval

At the March 27, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Fund, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board recognized that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information provided at regularly scheduled meetings during the past year, including, among other things, information concerning the Fund's performance and services provided by the Adviser.

At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, and with the Trust’s CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager at the Adviser with principal responsibility for the Fund's investments as well as the investment philosophy and decision-making process of the portfolio manager and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board took note of the total assets under management of the Adviser and the Adviser’s representation that the firm is in stable financial condition and that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Fund. Based on the foregoing, and other relevant considerations, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the performance of the Fund compared to its benchmark. The Board observed that the Fund narrowly underperformed the

21

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2015

MSCI World Index, the Fund’s primary benchmark, for the one-year period ended December 31, 2014, but outperformed the benchmark for the three-, five-, and ten-year periods ended December 31, 2014. The Board also observed the Fund’s performance relative to its Lipper Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, the Fund outperformed the median of its Lipper peers for the one-, three-, and five-year periods ended February 28, 2015. The Board also considered the Adviser’s representation that it would be receiving a Lipper Fund Award for consistently strong risk-adjusted returns in the global fund category. Based on the foregoing, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of similar mutual funds. Thus, the Board reviewed peer data both on a gross basis and net of applicable waivers. The Board noted that the actual advisory fee rate for the Fund was equivalent to the median of its Lipper peers, and that the actual total expenses for the Fund were lower than the median of its Lipper peers. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.

Costs of Services and Profitability

The Board evaluated information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability of its Fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Adviser is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board considered the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal

22

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2015

standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015, through June 30, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

23

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2015

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2015	June 30, 2015	Period*	Ratio*
Actual	$1,000.00	$1,060.66	$5.06	0.99%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.89	$4.96	0.99%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

24

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis	3
Schedule of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Additional Information	12

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the “Fund”) as of June 30, 2015, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk, including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities, including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depositary Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2015

Dear Shareholder,

In the second calendar quarter of 2015, the total change in value of the S&P 500 was about 0.25%. In only five quarters over the last 25 years has the S&P 500 moved less. In our last letter we likened the U.S. stock market in the first quarter to a roller coaster; despite dramatic daily fluctuations, it ended the period exactly where it began. The only difference over the past three months was that the wrinkles were ironed out. In the first three months of the year, the market changed value more than 1% on 19 different days; the second quarter was like watching paint dry.

When volatility and trading volume shrink, it is generally a sign that investors are waiting for clearer signals. Though the slow pace of improvement has frustrated some, the U.S. economy has generally delivered good news. Weakness in China and uncertainty in Europe appear to be countervailing forces. More clues will eventually come from the big picture, macroeconomic items that are so difficult to predict: economic growth, value of the dollar, price of energy and U.S. interest rates.

If we had to isolate one key variable, it would probably be the future path of U.S. interest rates. It has been accepted wisdom for some time that the Federal Reserve Board will raise short-term interest rates. It has yet to do so, and the estimated lift-off date keeps getting pushed out. The chart below shows how investors have changed their predictions over the last year. It represents real money at risk in the futures market, not a survey of opinions. Last July, the futures market gave 100% odds that the Fed Funds rate would be increased by 0.25% by this summer. Currently, that prediction has been pushed into January 2016. We’ll see….

Fed Funds Futures Implied Chance of a 25bps Rate Hike
Chance of a 25bps Rate Hike
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
As of Jul 2014
As of Dec 2014
As of Mar 2015
As of Jul 2015
Jun15
Jul15
Aug15
Sep15
Oct15
Nov15
Dec15
Jan16
Feb16

1

THE BEEHIVE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2015

While others ponder the unpredictable, we continue to focus on the fundamentals of the companies in your Fund. When all is said and done, we invest in a collection of real businesses that we feel have better than average prospects. Despite a desultory overall market, our companies outperformed the averages, leading to a 1.98% return for the Fund (vs .28% total return for the S&P500) for the period ended June 30, 2015. The quarter was a story of specifics, not generalities. Our best performing holdings represent a diverse collection of industries: healthcare, energy and insurance. We have a solid weighting in financial companies, which performed nicely in the aggregate, despite the fact that ACE Limited was one of our weakest positions in the quarter.

We neither established nor eliminated any positions in the Fund during the period. However, our portfolio companies were more active. Williams Companies announced plans to consolidate a partially owned subsidiary and then just a month later received a takeover proposal from fellow pipeline company, Energy Transfer Equity, at a greater than 30% premium to the previous day’s closing price. Williams has rebuffed the initial offer, but we hope that a deal can be struck at a slightly higher price. Danaher Corp., which has proven to be a savvy acquirer, has entered into a two-part transaction with Pall Corp. Pall is a terrific company that we believe is well established as a global leader in purification and filtration solutions. Danaher will acquire Pall for close to $14 billion and then separate into two publicly traded entities by the end of 2016. We view this as a very positive development.

We believe that investors will eventually regain conviction in a coherent, though not necessarily accurate, view of the future. We think that this period of market doldrums will come to an end, a direction will be established and a stronger consensus will form on the following:

•	the strength of the U.S. economy – we think signs point up
•	whether Europe and Japan are finally emerging from their struggles – we believe yes for Europe but no for Japan
•
whether the Chinese government will be able to manage economic slowdown (“soft landing”) and avoid a more serious downturn (“hard landing”) – in our view, the data coming out of China is so unreliable that we are reluctant to hazard a guess, though we are innately skeptical about the likelihood of soft landings.

•	when, by how much, or if at all U.S. interest rates will rise – we believe that they will

We continue to retain a cautious optimism, tempered more by the duration and extent of the strong market than by concerns about the future. We have a very high level of conviction in the collection of businesses in which we have invested. Taken as a whole, we feel that the portfolio of companies in your Fund is significantly more attractive than the overall market.

We hope you have a wonderful summer.

Regards,

Spears Abacus

2

THE BEEHIVE FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in The BeeHive Fund compared with the performance of the benchmark S&P 500 Index (the “S&P 500”) since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 684-4915. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 0.99%. The Fund’s advisor has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99%, through April 30, 2016 (the “Expense Cap”). The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed 0.99%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

THE BEEHIVE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2015

Shares	Security Description	Value

Common Stock - 95.9%
Consumer Discretionary - 14.1%
85,300	Comcast Corp., Class A	$5,129,942
79,590	Delphi Automotive PLC	6,772,313
96,300	Johnson Controls, Inc.	4,769,739
		16,671,994
Energy - 9.9%
42,321	Devon Energy Corp.	2,517,676
34,910	Schlumberger, Ltd.	3,008,893
109,185	The Williams Cos., Inc.	6,266,127
		11,792,696
Financials - 24.6%
51,120	ACE, Ltd.	5,197,882
105,250	American International Group, Inc.	6,506,555
115,901	CIT Group, Inc.	5,388,238
114,177	Citigroup, Inc.	6,307,137
102,904	MetLife, Inc.	5,761,595
		29,161,407
Health Care - 14.2%
12,630	Allergan PLC (a)	3,832,700
40,340	Celgene Corp. (a)	4,668,750
14,800	Gilead Sciences, Inc.	1,732,784
50,700	Thermo Fisher Scientific, Inc.	6,578,832
		16,813,066
Industrials - 13.6%
58,130	Danaher Corp.	4,975,346
78,610	Delta Air Lines, Inc.	3,229,299
81,510	Republic Services, Inc.	3,192,746
49,190	United Parcel Service, Inc., Class B	4,767,003
		16,164,394
Materials - 1.2%
36,850	Carpenter Technology Corp.	1,425,358

Software and Services - 10.6%
3,082	Google, Inc., Class A (a)	1,664,403
6,982	Google, Inc., Class C (a)	3,634,201
81,405	Microsoft Corp.	3,594,031
89,710	Oracle Corp.	3,615,313
		12,507,948
Technology Hardware and Equipment - 7.7%
45,250	Apple, Inc.	5,675,481
148,500	Trimble Navigation, Ltd. (a)	3,483,810
		9,159,291

Total Common Stock (Cost $76,262,862)	113,696,154

Money Market Fund - 4.1%
4,875,881	Fidelity Institutional Cash Money Market Fund, 0.11% (b) (Cost $4,875,881)	4,875,881

Total Investments - 100.0% (Cost $81,138,743)*	$118,572,035

Other Assets & Liabilities, Net – 0.0%	44,614
Net Assets – 100.0%	$118,616,649

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of June 30, 2015.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$38,629,346
Gross Unrealized Depreciation	(1,196,054)
Net Unrealized Appreciation	$37,433,292

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$113,696,154
Level 2 - Other Significant Observable Inputs	4,875,881
Level 3 - Significant Unobservable Inputs	-
Total	$118,572,035

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by type.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2015.

AFA

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	14.1%
Energy	9.9%
Financials	24.6%
Health Care	14.2%
Industrials	13.6%
Materials	1.2%
Software and Services	10.6%
Technology Hardware and Equipment	7.7%
Money Market Fund	4.1%
100.0%

See Notes to Financial Statements.	4

THE BEEHIVE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2015

	ASSETS
	Total investments, at value (Cost $81,138,743)	$118,572,035
	Receivables:
	Fund shares sold	8,500
	Dividends	136,771
	Prepaid expenses	6,719
	Total Assets	118,724,025

	LIABILITIES
	Accrued Liabilities:
Advisor	Investment advisor fees	74,641
	Fund services fees	15,019
	Other expenses	17,716
	Total Liabilities	107,376

	NET ASSETS	$118,616,649

	COMPONENTS OF NET ASSETS
	Paid-in capital	$77,691,663
	Undistributed net investment income	251,937
	Accumulated net realized gain	3,239,757
	Net unrealized appreciation	37,433,292
	NET ASSETS	$118,616,649
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,237,403
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.40

See Notes to Financial Statements.	5

THE BEEHIVE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

INVESTMENT INCOME
Dividend income	$829,106
Total Investment Income	829,106
Advisor
EXPENSES
Investment advisor fees	437,252
Investment advisor expense reimbursements recouped	5,359
Fund services fees	89,433
Custodian fees	5,988
Registration fees	2,396
Professional fees	19,254
Trustees’ fees and expenses	3,802
Miscellaneous expenses	13,685
Total Expenses	577,169
NET INVESTMENT INCOME	251,937

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,600,919
Net change in unrealized appreciation (depreciation) on investments	345,860
NET REALIZED AND UNREALIZED GAIN	1,946,779
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,198,716

See Notes to Financial Statements.	6

THE BEEHIVE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	#	#	42004
	For the Six Months Ended June 30, 2015		For the Year Ended December 31, 2014
OPERATIONS
Net investment income	$251,937		$565,701
Net realized gain	1,600,919		6,667,766
Net change in unrealized appreciation (depreciation)	345,860		1,389,724
Increase in Net Assets Resulting from Operations	2,198,716		8,623,191

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(565,703)
Net realized gain	-		(4,884,364)
Total Distributions to Shareholders	-		(5,450,067)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,766,149		5,753,440
Reinvestment of distributions	-		5,431,478
Redemption of shares	(2,399,631)		(9,196,930)
Increase (Decrease) in Net Assets from Capital Share Transactions	(633,482)		1,987,988
Increase in Net Assets	1,565,234		5,161,112

NET ASSETS
Beginning of Period	117,051,415		111,890,303
End of Period (Including line (a))	$118,616,649		$117,051,415

SHARE TRANSACTIONS
Sale of shares	124,486		407,605
Reinvestment of distributions	-		392,376
Redemption of shares	(170,508)		(654,637)
Increase (Decrease) in Shares	(46,022)		145,344

(a) Undistributed net investment income	$251,937		$-

See Notes to Financial Statements.	7

THE BEEHIVE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Years Ended December 31,
June 30, 2015	2014	2013	2012	2011	2010
NET ASSET VALUE, Beginning of Period	$14.13	$13.75	$10.80	$10.35	$11.14	$9.75
INVESTMENT OPERATIONS
Net investment income (a)	0.03	0.07	0.05	0.07	0.02	0.05
Net realized and unrealized gain (loss)	0.24	1.00	3.71	1.11	(0.59)	1.59
Total from Investment Operations	0.27	1.07	3.76	1.18	(0.57)	1.64
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.07)	(0.05)	(0.07)	(0.02)	(0.04)
Net realized gain	—	(0.62)	(0.76)	(0.66)	(0.20)	(0.21)
Total Distributions to Shareholders	—	(0.69)	(0.81)	(0.73)	(0.22)	(0.25)
NET ASSET VALUE, End of Period	$14.40	$14.13	$13.75	$10.80	$10.35	$11.14
TOTAL RETURN	1.91	%(b)	7.87%	35.13%	11.46%	(5.10)%	16.90%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$118,617	$117,051	$111,890	$86,930	$82,398	$75,848
Ratios to Average Net Assets:
Net investment income	0.43	%(c)	0.50%	0.41%	0.62%	0.16%	0.46%
Net expenses	0.99	%(c)(d)	0.99	%(d)	0.99%	0.99%	0.99%	0.99%
Gross expenses	0.98	%(c)	0.98%	1.01	%(e)	1.04	%(e)	1.07	%(e)	1.47	%(e)
PORTFOLIO TURNOVER RATE	8	%(b)	25%	28%	40%	34%	43%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	The fees are inclusive of recoupment which amounted to 0.01% for the period.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8

THE BEEHIVE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Advisor believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2015, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

9

THE BEEHIVE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Advisor – Spears Abacus Advisors LLC (the “Advisor”) is the investment Advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee up to 0.25% of the Fund’s average daily net assets.  The Fund has suspended payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date.  The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman receives an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of

10

THE BEEHIVE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015

Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Effective April 1, 2015, the Vice Chairman receives an additional $6,000 annually.

Note 4. Expense Reimbursements and Fees Waived

The Advisor has contractually agreed to waive a portion of its fee and reimburse certain expenses through April 30, 2016, to limit total annual Fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99%. For the period ended June 30, 2015, there were no fees waived or expenses reimbursed.

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed 0.99%.  As of June 30, 2015, the following amounts are subject to recapture by the Advisor:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2012	$41,182	December 31, 2015	$5,359
December 31, 2013	$17,224	December 31, 2016	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2015, were $9,380,478 and $10,606,835, respectively.

Note 6. Federal Income Tax

As of December 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	$1,703,235
Unrealized Appreciation	37,023,035
Total	$38,726,270

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

11

THE BEEHIVE FUND
ADDITIONAL INFORMATION
JUNE 30, 2015

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015, through June 30, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2015	June 30, 2015	Period*	Ratio*
Actual	$1,000.00	$1,019.10	$4.96	0.99%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.89	$4.96	0.99%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

12

THE BEEHIVE FUND
P.O Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

The report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, Maine 04101
www.foreside.com

237-SAR-0615

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	August 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	August 5, 2015

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer
Date	August 5, 2015